UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 17, 2023

AMN HEALTHCARE SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-16753	06-1500476
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8840 Cypress Waters Boulevard, Suite 300 Dallas, Texas 75019
(Address of principal executive offices) (Zip Code)

(866) 871-8519
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	AMN	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 — Corporate Governance and Management

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Shareholders (the "Annual Meeting") of AMN Healthcare Services, Inc. (the “Company”) held on May 17, 2023, the Company’s shareholders voted on four proposals as set forth below, each of which is described in greater detail in the Company’s proxy statement filed on April 4, 2023 for the Annual Meeting (the “Proxy Statement”). The number of votes cast for and against, and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below.

1.	The individuals listed below were elected at the Annual Meeting by the vote set forth in the table immediately below to serve as directors of the Company until the next annual meeting of shareholders or until each of their respective successors have been duly elected and qualified:

Director	For	Against	Abstain	Broker Non-Votes
Jorge A. Cabellero	33,688,911	186,287	42,484	2,520,603
Mark G. Foletta	33,356,394	538,448	22,840	2,520,603
Teri G. Fontenot	33,721,197	173,613	22,872	2,520,603
Cary S. Grace	33,581,356	313,064	23,262	2,520,603
R. Jeffrey Harris	32,869,259	1,024,231	24,192	2,520,603
Daphne E. Jones	33,754,415	139,451	23,816	2,520,603
Martha H. Marsh	33,099,092	794,889	23,701	2,520,603
Sylvia D. Trent-Adams	33,766,497	127,476	23,709	2,520,603
Douglas D. Wheat	32,095,495	1,750,675	71,512	2,520,603

2.	The approval, on an advisory basis, of the compensation awarded to the Company's named executive officers, as described in the Proxy Statement. This proposal was approved as set forth immediately below:

For	Against	Abstain	Broker Non-Votes
31,076,423	2,612,615	228,644	2,520,603

3.	The ratification of the selection of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2023. This proposal was approved as set forth immediately below:

For	Against	Abstain	Broker Non-Votes
35,542,955	870,299	25,031	—

4.	The shareholder proposal entitled “Reform the Current Impossible Special Shareholder Meeting Requirements,” was not approved in accordance with the vote set forth immediately below:

For	Against	Abstain	Broker Non-Votes
2,635,719	31,221,675	60,288	2,520,603

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMN Healthcare Services, Inc.

Date: May 19, 2023	By:	/s/ Cary Grace
Cary Grace
Chief Executive Officer